As filed with the Securities and Exchange Commission on November 3, 1997

                                         Registration No. 33-48605 and 811-06139
                                               (The 59 Wall Street Mid-Cap Fund)
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 11


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 31



                          THE 59 WALL STREET FUND, INC.
               (Exact name of Registrant as specified in charter)

                 6 St. James Avenue, Boston, Massachusetts 02116
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code: (617)423-0800

PHILIP W. COOLIDGE                       Copy to: JOHN E. BAUMGARDNER, JR., ESQ.
6 St. James Avenue                                Sullivan & Cromwell
Boston, Massachusetts 02116                       125 Broad Street
Name and Address of Agent for Service)            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)


[X] immediately upon filing pursuant to pursuant to paragraph (b)
[ ] on (date)  pursuant  to  paragraph  (b)
[ ] 60 days  after  filing  pursuant  to paragraph (a) (i)
[ ] on (date)  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The U.S. Mid-Cap Portfolio has also executed this Registration Statement.

Registrant has registered an indefinite number of its shares of common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on December 27, 1996, for Registrant's fiscal year ended October 31, 1996.




===============================================================================

                                EXPLANATORY NOTE




         This Amendment (the "Amendment") to the Registrant's Registration Statement relates to the Prospectus of The 59 Wall Street Mid-Cap Fund, a series of shares of the Registrant. This Amendment reflects responses to comments from the Securities and Exchange Commission and includes additional financial statements and exhibits pertaining to The 59 Wall Street Mid-Cap Fund, a series of the Corporation.

         Three other series of shares of the Registrant, The 59 Wall Street Small Company Fund, The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund, are offered by the combined Prospectus that is included in Part A of Amendment No. 27 to the Registrant's Registration Statement.

         Two other series of shares of the Registrant, The 59 Wall Street U.S. Equity Fund and The 59 Wall Street Inflation-Indexed Securities Fund are offered by the Prospectus that is included in Part A of Amendment No. 28 to the Registrant's Registration Statement.

         Two other series of shares of the Registrant, The 59 Wall Street International Equity Fund and The 59 Wall Street Emerging Markets Fund are offered by the Prospectus that is included in Part A of Amendment No. 29 to the Registrant's Registration Statement.

         This Amendment does not relate to, amend or otherwise affect the above-referenced Prospectuses, which are incorporated herein by reference.

WS5520E
PROSPECTUS

                         THE 59 WALL STREET MID-CAP FUND
                 6 St. James Avenue, Boston, Massachusetts 02116



     The 59 Wall Street Mid-Cap Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Fund, Inc. Shares of the Fund are offered by this Prospectus.

      The Fund is designed to enable investors to participate in the opportunities available in the middle capitalization segment of the U.S. equity market. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation from investments in equity securities of middle-sized companies. There can be no assurance that the Fund's investment objective will be achieved.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

      The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Mid-Cap Portfolio, a diversified open-end investment company having the same investment objective as the Fund.

      Brown Brothers Harriman & Co. is the investment adviser to the Portfolio and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge.


      This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 3, 1997. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is November 3, 1997.

                                                 TABLE OF CONTENTS

                                                                      PAGE



Expense Table.........................................................3
Investment Objective and Policies.....................................4
Investment Restrictions...............................................8
Purchase of Shares....................................................9
Redemption of Shares..................................................10
Management of the Corporation and the Portfolio ......................12
Net Asset Value.......................................................18
Dividends and Distributions...........................................19
Taxes ................................................................19
Description of Shares ................................................21
Additional Information................................................23
 Appendix.............................................................25




                                           TERMS USED IN THIS PROSPECTUS

Corporation ........................       The 59 Wall Street Fund,
                                             Inc.
Fund................................       The 59 Wall Street Mid-Cap Fund
Portfolio ..........................       U.S. Mid-Cap Portfolio
Investment Adviser..................       Brown Brothers Harriman & Co.
Administrator of the
     Corporation....................       Brown Brothers Harriman & Co.
Administrator of the
     Portfolio......................       Brown Brothers Harriman Trust
                                             Company(Cayman) Limited
Subadministrator of the
     Corporation ...................       59 Wall Street Administrators, Inc.
                                             ("59 Wall Street Administrators")
Subadministrator of the
     Portfolio......................       Signature Financial Group (Cayman)
                                             Limited ("SFG-Cayman")
Distributor ........................       59 Wall Street Distributors, Inc.
                                             ("59 Wall Street Distributors")
1940 Act............................       The Investment Company Act of 1940,
                                             as amended

EXPENSE TABLE

      The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund. THE DIRECTORS OF THE CORPORATION BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE CORPORATION RETAINED THE SERVICES OF AN INVESTMENT ADVISER ON BEHALF OF THE FUND AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

                        SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases..................................   None
  Sales Load Imposed on Reinvested Dividends.......................   None
  Deferred Sales Load..............................................   None
  Redemption Fee...................................................   None

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)
  Investment Advisory Fee.............................                0.65%
  12b-1 Fee...........................................                None
  Other Expenses

    Administration Fee ...............................      0.160%
    Shareholder Servicing/Eligible Institution Fee....      0.250%
    Expense Payment Fee ..............................    0.115%
    Other Expenses....................................     0.075%      0.60%
                                                          ------       ----


  Total Fund Operating Expenses.......................                1.25%
                                                                      ====


EXAMPLE
-------

A shareholder of the Fund would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the

end of each time period: ..........              1 YEAR            3 YEARS
                                                  $12.73            $39.65



         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. "Other Expenses" have been estimated for the current fiscal year. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

         Under an expense payment agreement, Brown Brothers Harriman Trust Company (Cayman) Limited pays the Portfolio's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Portfolio's Administration Agreement and other than expenses relating to the organization of the Portfolio. In return, Brown Brothers Harriman Trust Company (Cayman) Limited receives a fee from the Portfolio such that after such payment the aggregate expenses of the Portfolio do not exceed an agreed upon annual rate, currently 0.80% of the average daily net assets of the Portfolio. If this expense payment agreement was not in place, the total Portfolio operating expenses would be expected to be 0.85% of the average annual net assets of the Portfolio, the total Fund operating expenses would be expected to be 1.30% and the shareholder expenses reflected in the example above would be $13.24 and $41.21, respectively, for the Fund. (See "Expense Payment Agreement".)


      For more information with respect to the expenses of the Fund and the Portfolio, see "Management of the Corporation and the Portfolio" herein.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund and the Portfolio is to provide investors with long-term maximization of total return, primarily through capital appreciation from investments in equity securities of middle-sized companies.

      The investment objective of the Fund and the Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be. (See "Additional Information" in this Prospectus.) However, the investment policies as described below which are the same for the Fund and the Portfolio are not fundamental and may be changed without such approval.

     The assets of the Portfolio under normal circumstances are fully invested in equity securities of mid-sized companies, consisting primarily of common stocks listed on securities exchanges or traded in the over-the-counter market in the United States. Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, trust or limited partnership interests, rights and warrants.

         The Portfolio currently focuses on the approximately 1,200 companies which have a stock market capitalization between $800 million and $10 billion. The common stocks of these companies represent one-third of the market value of U.S. equities and have a total market value of about $3.0 trillion. This segment of the market was finally given formal recognition in the summer of 1991 when Standard & Poor's introduced the S&P Mid Cap 400 index. The investment community has grown increasingly fond of this asset class ever since.

            MARKET CAPITALIZATION BREAKDOWN OF THE U.S. EQUITY MARKET
                              (as of June 30, 1997)

                                                Market Cap.         % of Total
SIZE                           # OF STOCKS      (IN BILLIONS)       MARKET CAP.

Large (over $10 billion)        169               $5,298              56.3%

Mid ($800 mm to $10 billion)   1,210              $3,080              32.7%

Small (less than $800 mm)      7,341              $1,038              11.0%

                  TOTALS       8,720              $9,416             100.0%


         The Fund uses a bottom-up fundamental investment approach which concentrates on high-quality issues, supplemented by a technical overlay to achieve incremental returns above those of the S&P Mid Cap 400 index. Two proprietary models (one growth-based and the other value-oriented) are used to build a portfolio of roughly 100 stocks. These models, which were developed by Brown Brothers Harriman & Co. and backtested extensively, provide the Fund with a very disciplined and consistent stock selection process. The Growth model emphasizes earnings growth and expanding profitability while the Value model highlights stocks with low relative valuations that are exhibiting visible signs of operational improvement. Although the Fund is run with a growth bias, the portfolio effectively avoids the volatility of any single style by always maintaining some value exposure. All stocks from both models are ranked into deciles based on composite scores, with only the top two deciles of either model representing the purchase candidates. Purchase candidates are then subjected to inspection from a technical perspective which emphasizes three key variables: momentum, money flows and volume patterns. Stocks are sold either when a deterioration in their fundamental ranking occurs and/or when they appear vulnerable from a technical perspective.

                                  RISK FACTORS

         Investing in equity securities of middle-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for mid cap equities is often characterized by less liquidity than that for large cap equities, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, shares of the Fund may be subject to greater declines in value than shares of equity funds investing in the equity securities of larger companies.

                               HEDGING STRATEGIES

         Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased and futures contracts on stock indexes may be entered into for the Portfolio (See Appendix on page 25 for more detail.)

                               PORTFOLIO BROKERAGE

         Utilization of the Investment Adviser's proprietary quantitative models for the selection of portfolio securities, and the resulting periodic rebalancing of portfolio holdings, may cause turnover in the Portfolio which is relatively high compared to more traditionally managed portfolios. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ending October 31, 1998 the portfolio turnover rate of the Portfolio is expected to be []%. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.


         In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities. Brown Brothers Harriman & Co. acts as one of the principal brokers of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Brown Brothers Harriman & Co. receives brokerage commissions from the Portfolio.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

                           OTHER INVESTMENT TECHNIQUES

         SHORT-TERM INSTRUMENTS. The assets of the Portfolio may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Portfolio in demand deposit accounts with the Portfolio's custodian bank.

     U.S. GOVERNMENT SECURITIES. The assets of the Portfolio may be invested in securities issued by the U.S. Government, its agencies or instrumentalities. These securities include notes and bonds issued by the U.S. Treasury, zero coupon bonds and stripped principal and interest securities.

         RESTRICTED SECURITIES. Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity. (See "Investment Restrictions".)

         LOANS OF PORTFOLIO SECURITIES. Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.


         HISTORICAL PERFORMANCE INFORMATION. As permitted by applicable interpretations by the staff of the Securities and Exchange Commission (the "SEC"), historical performance information for the Fund for any period or portion thereof prior to its commencement of operations , is that of the Portfolio as adjusted to reflect all fees and expenses of the Fund assuming the existing expense payment arrangements were not in place.

         The Portfolio commenced operations on November 3, 1997 after the transfer to it of all of the assets of BBH & Co. Systematic Mid-Cap Fund (Cayman) (the "Non-U.S. Fund") in exchange for an interest in the Portfolio. The Non-U.S. Fund has investment policies, objective, guidelines and restrictions that are in all material respects equivalent to those of the Portfolio and the assets of the Portfolio on November 3, 1997 were the same as the assets of the Non-U.S. Fund immediately prior to the transfer. While the Non-U.S. Fund continues to exist, its assets consist solely of its interest in the Portfolio. The Non-U.S. Fund is not a registered investment company since it is exempt from registration under the 1940 Act. As permitted by applicable interpretations by the SEC staff, since in a practical sense the Non-U.S. Fund constitutes the "predecessor" of the Portfolio, the performance of the Portfolio is calculated for periods or portions thereof commencing prior to the transfer of the assets of the Non-U.S. Fund to the Portfolio by including the total return of the Non-U.S.Fund, with appropriate adjustments.


         As a result, the quoted performance data for the Fund includes the performance of the Non-U.S. Fund for periods before the Registration Statement for the Fund became effective. As noted above, the Non-U.S. Fund was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Non-U.S. Fund had been registered under the 1940 Act, the performance of the Non-U.S.
Fund might have been adversely affected.

     Below is the historical return information for the Fund as of September 30, 1997:

Average annual total return:                 1 year     39.51%
                                             5 years    21.61%
                                             *          19.41%

Aggregate total return:                      1 year     39.51%
                                             5 years   165.90%
                                               *       165.21%

Past performance is no guarantee of future results.

         * From April 1, 1992, the commencement of operations of the Non-U.S. Fund, to period end.


INVESTMENT RESTRICTIONS

         The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the investment policies of the Fund and the Portfolio. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information" in this Prospectus). For instance, excluding the investment of all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale.

         In addition, money is not borrowed by the Portfolio in an amount in excess of 33 1/3% of its assets. It is intended that money will be borrowed only from banks and only either to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

         As a non-fundamental policy, at least 65% of the value of the total assets of the Portfolio is invested in the equity securities of companies with a market capitalization of less than $6 billion and more than $800 million. For these purposes, equity securities are defined as common stock, securities convertible into common stock, trust or limited partnership interests, rights and warrants.

         The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such company.

PURCHASE OF SHARES

         Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading if the Corporation receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends, declared, if any, starting as of the first business day following the day a purchase order is executed on the books of the Corporation.

         An investor who has an account with an Eligible  Institution  (see page
14) or a Financial Intermediary (see page 14) may place purchase orders for Fund shares with the Corporation through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.
                                        7

         An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. All purchase orders for initial and subsequent purchases are executed at the net asset value per share next determined after the Corporation's custodian, State Street Bank and Trust Company, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

         Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES

         A redemption request must be received by the Corporation prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading. Such a redemption is executed at the net asset value per share next determined on that same day. Shares continue to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Corporation.

         Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

         Shares held directly in the name of a shareholder on the books of the Corporation may be redeemed by submitting a redemption request in good order to the Corporation through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Corporation directly to the shareholder in "available" funds generally on the next business day after the redemption request is executed, and in any event within seven days.

                         REDEMPTIONS BY THE CORPORATION

      The Fund's Shareholder Servicing Agent (see page 14), each Eligible Institution and each Financial Intermediary (see page 14) may establish and amend from time to time for their respective customers a minimum account size.

If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $100,000.

                         FURTHER REDEMPTION INFORMATION

         In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares. Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     The Corporation has reserved the right to pay the amount of a redemption from the Fund, either totally or partially, by a distribution in kind of securities (instead of cash) from the Fund. (See "Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)


         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)


                MANAGEMENT OF THE CORPORATION AND THE PORTFOLIO

                        DIRECTORS, TRUSTEES AND OFFICERS

      The Corporation's Directors, in addition to supervising the actions of the Administrator of the Corporation and Distributor, as set forth below, decide upon matters of general policy with respect to the Corporation. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio. The Corporation's Directors are not the same individuals as the Portfolio's Trustees.


      Because  of the  services  rendered  to the  Portfolio  by the  Investment
Adviser and to the Corporation and the Portfolio by their respective Administrators, the Corporation and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio. (See "Directors, Trustees and Officers" in the Statement of Additional Information.)


   The Directors of the Corporation are:

      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of
           Shields & Company

      Eugene P. Beard
         Vice Chairman-Finance and Operations of
           The Interpublic Group of Companies

      David P. Feldman

         Retired, Chairman and Chief Executive Officer-AT&T
           Investment Management Corporation

      Alan G. Lowy
         Private Investor

      Arthur D. Miltenberger
         Vice President and Chief Financial Officer of
           Richard K. Mellon and Sons

   The Trustees of the Portfolio are:

      H.B. Alvord
         Retired, Former Treasurer and Tax Collector of Los Angeles County

      Richard L. Carpenter
         Retired, Director of Internal Investments of the Public School Employees' Retirement
           System

      Clifford A. Clark
         Retired, Former Senior Manager of Brown
           Brothers Harriman & Co.

      David M. Seitzman

          Retired, Physician with Seitzman, Shuman,
           Kwart and Phillips


                               INVESTMENT ADVISER

         The Investment Adviser to the Portfolio is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.


         Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions, places the purchase and sale orders for portfolio transactions, and generally manages the Portfolio's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1997 , it managed total assets of approximately $25 billion.


     The Portfolio is managed on a day-to-day basis by a team of individuals, including Mr. Donald B. Murphy, Mr. John A. Nielsen and Mr. William M. Buchanan. Mr. Murphy and Mr. Nielsen are the partners responsible for quantitative investment management at Brown Brothers Harriman & Co. Mr. Murphy holds a B.A. from Yale University and an M.B.A. from Columbia University. He joined Brown Brothers Harriman & Co. in 1966. Mr. Nielsen holds a B.A. from Bucknell University, an M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Buchanan holds a B.A. from Duke University, an M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1991.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.65% of the average daily net assets of the Portfolio. Brown Brothers Harriman & Co. and its affiliates also receive annual administration fees from the Fund equal to 0.125% of the average daily net assets of the Fund , annual administration fees from the Portfolio equal to 0.035% of the average daily assets of the Portfolio, and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.25% of the average daily net assets of the Fund represented by shares owned by customers during the period for whom Brown Brothers Harriman & Co. is the holder or agent of record.

     The investment advisory services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

         Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may use in its name "59 Wall Street", a service mark of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between Brown Brothers Harriman & Co. and the Corporation or any investment company in which a series of the Corporation invests all of its assets. Termination of the agreement would require the Corporation to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

         Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, and amended August 19, 1997, each Licensee may continue to use in its name "59 Wall Street" only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                 ADMINISTRATORS

     Brown Brothers Harriman & Co. acts as Administrator of the Corporation and Brown Brothers Harriman Trust Company (Cayman) Limited acts as Administrator of the Portfolio. (See "Administrators" in the Statement of Additional Information.) Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

         In its capacity as Administrator of the Corporation, Brown Brothers Harriman & Co. administers all aspects of the Corporation's operations subject to the supervision of the Corporation's Directors except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Corporation with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Corporation, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services to the Corporation by others, including the Fund's Transfer and Dividend Disbursing Agent; (iii) provides the Corporation with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Corporation's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

         For the services rendered to the Corporation and related expenses borne by Brown Brothers Harriman & Co., as Administrator of the Corporation, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.125% of the Fund's average daily net assets.

     Brown Brothers Harriman Trust Company (Cayman) Limited, in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company (Cayman) Limited (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance ofadministrative and professional services to the Portfolio by others, including the Custodian;
(iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.

         For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company (Cayman) Limited as Administrator of the Portfolio, Brown Brothers Harriman Trust Company (Cayman) Limited receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets.

         Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Corporation as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Corporation, participation in the preparation of documents required for compliance by the Corporation with applicable laws and regulations, preparation of certain documents in connection with meetings of Directors and shareholders of the Corporation, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company (Cayman) Limited, SFG-Cayman performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. The offices of SFG-Cayman are located at Elizabethan Square, George Town, Grand Cayman BWI. SFG-Cayman is a wholly-owned subsidiary of SFG. SFG-Cayman's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, SFG-Cayman receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

                           SHAREHOLDER SERVICING AGENT

     The Corporation has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Corporation or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.
                                       12

                            FINANCIAL INTERMEDIARIES

         From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.


                              ELIGIBLE INSTITUTIONS


         The Corporation enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Corporation with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                            EXPENSE PAYMENT AGREEMENT


         Under an agreement dated August 21, 1997, Brown Brothers Harriman Trust Company (Cayman) Limited pays the expenses of the Portfolio, other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement and other than expenses relating to the organization of the Portfolio. In return, Brown Brothers Harriman Trust Company (Cayman) Limited receives a fee from the Portfolio such that after such payment the aggregate expenses of the Portfolio do not exceed an agreed upon annual rate, currently
 0.80% of the average daily net assets of the Portfolio. Such fees are computed daily and paid monthly.


                                   DISTRIBUTOR

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Corporation pays for the preparation, printing and filing of copies of the Corporation's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             CUSTODIAN, TRANSFER AND
                            DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is Custodian for the Fund and the Portfolio and Transfer and Dividend Disbursing Agent for the Fund.

         As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Corporation. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Corporation, the Custodian maintains the accounting records for the Fund and each day computes the net asset value per share of the Fund. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing the ownership of the Fund's shares.

         As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund. Deloitte & Touche, Grand Cayman are the independent auditors for the Portfolio.

                                NET ASSET VALUE

         The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.

         The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading.
                                       14

         The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

     Values of assets held by the Portfolio are determined on the basis of their market or other fair value. (See "Determination of Net Asset Value; Redemption in Kind" in the Statement of Additional Information.)

                          DIVIDENDS AND DISTRIBUTIONS

         Substantially all of the Fund's net investment income ("Net Income"), including its pro rata share of the Portfolio's net income and realized net short-term capital gains in excess of net long-term capital losses is declared and paid to Fund shareholders at least annually as a dividend, and substantially all of the Fund's pro rata share of the Portfolio's realized net long-term capital gains in excess of net short-term capital losses is declared and paid to Fund shareholders on an annual basis as a capital gains distribution. An additional dividend and/or capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. (See "Taxes" below.) Dividends and capital gains distributions are payable to Fund shareholders of record on the record date.

         Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, dividends and capital gains distributions are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. The Corporation reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

         Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                     TAXES

         Each year, the Corporation intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Corporation intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

     Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Portfolio's net income may consist of dividends paid by domestic corporations. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

     Any dividend or capital gains distribution has the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dividend or capital gains distribution, the dividend or capital gains distribution, although constituting a return of invested capital, would be taxable as described above. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares in the Fund held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares.

         Under U.S. Treasury regulations, the Corporation and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              STATE AND LOCAL TAXES

     The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                FOREIGN INVESTORS

         The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends.

                                OTHER INFORMATION

         Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

         This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

                             DESCRIPTION OF SHARES

         The Corporation is an open-end management investment company organized on July 16, 1990, as a corporation under the laws of the State of Maryland. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800.

         The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $.001 per share, of which 25,000,000 shares have been classified as shares of the Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are seven such series inaddition to the Fund.

         Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights.
The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors of the Corporation by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors of the Corporation. Shareholders also have the right to remove one or more Directors of the Corporation without a meeting by a declaration in writing by a specified number of shareholders.

         The By-Laws of the Corporation provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

         The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

         The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

         Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                             ADDITIONAL INFORMATION

         As used in this Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors. The annual report also contains performance information and is made available to investors upon request and without charge.

         Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman & Co. (See the back cover for the address and phone number.)

         The Corporation may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective,

policies or restrictions or if the Board of Directors of the Corporation determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies of the Portfolio (See "Investment Objective and Policies" on page 5). In the event the Directors of the Corporation were unable to accomplish either, the Directors will determine the best course of action.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Standard & Poor's Mid-Cap 400 Index and Russell Mid-Cap Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

         Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

         This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

                         APPENDIX - HEDGING STRATEGIES

         OPTIONS ON STOCK INDEXES. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange) and the Russell 2000 Index (Chicago Board of Options Exchange).

         Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars times a specified multiple.

         The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

         FUTURES CONTRACTS ON STOCK INDEXES. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Portfolio.

         In order to assure that the Portfolio is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Portfolio enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets.

         Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.
                                       20

         In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

         The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

         When the Portfolio enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

         Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the Russell 2000 Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

         Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Portfolio seeks a hedge.

The 59 Wall Street Fund, Inc.

Investment Adviser and Administrator
  of the Corporation
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.





















 ws5520E

===============================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                         THE 59 WALL STREET MID-CAP FUND

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


===============================================================================

         The 59 Wall Street Mid-Cap Fund (the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to participate in the opportunities available in the middle capitalization segment of the U.S. equity market. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation from investments in equity securities of middle-sized companies. The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Mid-Cap Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. There can be no assurance that the Fund's investment objective will be achieved.


         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated November 3, 1997, a copy of which may be obtained from the Corporation at the address noted above.



                                TABLE OF CONTENTS
                                                               CROSS-REFERENCE
TO
                                                       PAGE         PAGE IN
PROSPECTUS

Investment Objective and Policies  .  .  .  .  .     2                    4
Investment Restrictions   .  .  .  .  .  .  .  .     4                    8
Directors, Trustees and Officers   .  .  .  .  .     6                   12
Investment Adviser  .  .  .  .  .  .  .  .  .  .     9                   13
Administrators.  .  .  .  .  .  .  .  .  .  .  .     11                  14
Distributor   .  .  .  .  .  .  .  .  .  .  .  .     11                  17
Net Asset Value; Redemption in Kind   .  .  .  .     12                  18
Computation of Performance   .  .  .  .  .  .  .     13                   7
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .     13                  19
Description of Shares  .  .  .  .  .  .  .  .  .     15                  21
Portfolio Transactions .  .  .  .  .  .  .  .  .     16                   5
Additional Information .  .  .  .  .  .  .  .  .     17                  23
Financial Statements   .  .  .  .  .  .  .  .  .





THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER
3, 1997.

INVESTMENT OBJECTIVE AND POLICIES

================================================================================
         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio.
                               EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased. Over-the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions").

         Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.


     OPTIONS ON STOCK INDEXES. The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

                          LOANS OF PORTFOLIO SECURITIES

         Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent liquid securities as collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman & Co.

                             SHORT-TERM INVESTMENTS

     Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, assets of the Portfolio may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of U.S. dollar denominated: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper; (iii) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (iv) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable (see clause (vi) under the caption "State and Federal Restrictions"). At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"); or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's.

         REPURCHASE AGREEMENTS. Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other instrument which is not readily marketable (see clause (vi) under the caption "State and Federal Restrictions").

INVESTMENT RESTRICTIONS

================================================================================


         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information").

         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to the Fund, may:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction.


         STATE AND FEDERAL RESTRICTION. In order to comply with certain state and federal statutes and policies neither the Portfolio nor the Corporation, on behalf of the Fund, may as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund) : purchase securities of any investment company if (i) such purchase at the time thereof would cause more than 10% of the total assets (taken at the greater of cost or market value) of the Fund or the Portfolio, as the case may be, to be invested in the securities of investment companies; (ii) such purchase at the time thereof would cause the Fund or the Portfolio, as the case may be, to own securities of the acquired investment company which are valued at more than 5% of the assets of the Fund or Portfolio, as the case may be; or (iii) such purchase would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund or the Portfolio, as the case may be. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various state and federal requirements.


         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

DIRECTORS, TRUSTEES AND OFFICERS

================================================================================

     The Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                          DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.


         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address 3 Tall Oaks Drive, Warren, NJ 07059.


         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.


     ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April
1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.


                            TRUSTEES OF THE PORTFOLIO


     H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund (from September 1990 to May 1997). His business address is P.O. Box 5203, Carmel, CA 93921.


     RICHARD  L.   CARPENTER**  --  Trustee;   Retired;   Director  of  Internal
Investments,  Public  School  Employees'  Retirement  System  (prior to December
1995). His business address is 61 Cliff Street, Burlington, VT 05401.

     CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     DAVID M. SEITZMAN** -- Trustee; Retired;  Physician with Seitzman,  Shuman,
Kwart and Phillips (prior to October 1997); Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited. His business address is 7117 Nevis Road, Bethesda, MD 20817.


                  OFFICERS OF THE CORPORATION AND THE PORTFOLIO

     PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

     JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

     JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

     LINDA T. GIBSON -- Secretary, Vice President and Assistant Secretary of SFG (since June 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November

     1990 to August 1994). Her business address is Signature Financial Group (Grand Cayman) Ltd., Suite 193, 12 Church Street, Hamilton, Bermuda HM-11.


     MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

     CHRISTINE A. DRAPEAU -- Assistant Secretary; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994). -------------------------

     * Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

     ** These Directors and Trustees are members of the Audit Committee of the Corporation or the Portfolio, as the case may be.

     *** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Corporation.

     (1) Shields & Company,  Capital  Management  Associates,  Inc.  and Flowers
Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

     (2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan and Elder and Mss. Gibson, Jakuboski, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.

     Except for Mr. Shields, no Director is an "interested person" of the Corporation or the Portfolio as that term is defined in the 1940 Act.


DIRECTORS OF THE CORPORATION


         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000.




                                                     Pension or                          Total
                                                     Retirement                          Compensation
                           Aggregate                 Benefits Accrued  Estimated Annual  from the Corporation
Name of Person,            Compensation              as Part of        Benefits upon     and  Fund Complex*
POSITION                   FROM THE CORPORATION      FUND EXPENSES     RETIREMENT        PAID TO DIRECTORS

J.V. Shields, Jr.,         $17,646                   none               none             $30,000
Trustee

Eugene P. Beard,           $13,985                   none               none              25,000
Trustee

David P. Feldman,          $13,985                   none               none              25,000
Trustee

Alan G. Lowy,              $13,985                   none               none              25,000
Trustee

Arthur D. Miltenberger,    $13,985                   none               none              25,000
Trustee



* The Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series.

PORTFOLIO TRUSTEES

         The Trustees of the Portfolio receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which is paid jointly by the U.S. Money Market Portfolio, U.S. Small Company Portfolio, International Equity Portfolio and Emerging Markets Portfolio together with the Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Portfolios was less than $60,000.




                                                     Pension or                           Total
                                                     Retirement                           Compensation
                           Aggregate                 Benefits Accrued  Estimated Annual   from the
Name of Person,            Compensation              as Part of        Benefits upon      Portfolio Complex*
POSITION                   FROM THE PORTFOLIO        PORTFOLIO EXPENSES RETIREMENT        PAID TO TRUSTEES

H.B. Alvord,               $16,196                   none                       none      $21,000
Trustee

Richard L. Carpenter,       11,726                   none                       none       16,000
Trustee

Clifford A. Clark,          11,726                   none                       none       16,000
Trustee

David M. Seitzman,          11,726                   none                       none       16,000
Trustee


*The Portfolio Complex consists of the Portfolio and U.S. Money Market Portfolio, U.S. Small Company Portfolio, International Equity Portfolio and Emerging Markets Portfolio.


         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Corporation, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the
Corporation nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.


         As of October 31, 1997, the Directors of the Corporation, Trustees of the Portfolio and officers of the Corporation and the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio.


INVESTMENT ADVISER



================================================================================


         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.

     The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated August 22, 1995 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on

     December  11,  1996.   The   Investment   Advisory   Agreement   terminates
automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (see "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Portfolio's average daily net assets.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS



================================================================================

     The Administration Agreements between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company (Cayman) Limited (dated August 22, 1995) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's Administration Agreement and the Portfolio's Administration Agreement on December 18, 1996 and December 11, 1996, respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets.

         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

DISTRIBUTOR



================================================================================

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Distribution
Agreement was most recently approved by the Independent Directors of the Corporation on February 18, 1997. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


NET ASSET VALUE; REDEMPTION IN KIND

==============================================================================

     The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (I.E., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE



================================================================================


         The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Portfolio and the Fund's and the Portfolio's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES



================================================================================


         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

         Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

DESCRIPTION OF SHARES



================================================================================


         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street Mid-Cap Fund. The Corporation currently consists of eight portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO TRANSACTIONS



================================================================================


         In effecting securities transactions for the Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Portfolio uses Brown Brothers Harriman & Co. as one of its principal brokers when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Portfolio's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Portfolio.

     The use of Brown Brothers Harriman & Co. as a broker for the Portfolio is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Portfolio to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met.

         In addition, under the 1940 Act, commissions paid by the Portfolio to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

     The Trustees of the Portfolio from time to time review, among otherthings, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers

     Harriman & Co. effects brokerage transactions for the Portfolio are reviewed and approved no less often than annually by a majority of the non-interested Trustees of the Portfolio.

         A portion of the transactions for the Portfolio are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

         The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown

     Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

ADDITIONAL INFORMATION



================================================================================


         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.


FINANCIAL STATEMENTS

================================================================================

         The statement of assets and liabilities and Report of Independent Accountants for U.S. Mid-Cap Portfolio as of October 31, 1997 is attached hereto.

                             U.S. MID-CAP PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                      (EXPRESSED IN UNITED STATES DOLLARS)

                                OCTOBER 31, 1997

ASSETS:
       Cash . . . . . . . . . . . . . . . . . . . . . . . . .      $100,100
                                      Total assets  . . .. . . . .  100,100

LIABILITIES:
                 Total liabilities . . . . . . . . . . . . . . .          0
                                                                    -------

NET ASSETS:  . . . . . . . . . . . . . . . . . . . . . . . . .     $100,100
                                                                    =======

NOTES:

     (1) U.S. Mid-Cap Portfolio, a New York trust (the "Portfolio"), was organized on June 15, 1993 and has been inactive since that date, except for matters relating to the organization of the Portfolio, the registration of the Portfolio under the Investment Company Act of 1940, as amended, the request and receipt of private letter rulings from the Internal Revenue Service, the sale of a beneficial interest therein at the purchase price of $100,000 to BBH & Co. Mid-Cap Fund (Cayman) and the sale of a beneficial interest therein at the purchase price of $100 to Signature Financial Group (Cayman) Ltd.

     (2) At the close of each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage effective for that day for that investor.

ws5539



WS5526B

DELOITTE & TOUCHE
-----------------                --------------------------------------------
            LOGO                 One Capital Place   Telephone: 345-949-7500
                                 P.O. Box 1787 GT    Facsimile: 345-949-8238
                                 Grand Cayman
                                 Cayman Islands, B.W.I.

INDEPENDENT AUDITORS' REPORT

To the Trustee of
     U.S. Mid-Cap Portfolio

We have audited the accompanying statement of assets and liabilities of the U.S. Mid-Cap Portfolio as of October 31, 1997 (all expressed in United States dollars). This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the financial position of U.S. Mid-Cap Portfolio at October 31, 1997 in conformity with accounting principles generally accepted in the United States of America.

/S/DELOITTE & TOUCHE
Grand Cayman, Cayman Islands
October 31, 1997



Deloitte Touche
Tohmatsu
International

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(a) Financial Statements included in Part A:


                      Not Applicable.


Financial Statements included in the Statement of Additional constituting Part B of the Registration Statement:

    U.S. Mid-Cap Portfolio

         Statement of Assets and Liabilities at October 31, 1997.
         Notes to Statement of Assets and Liabilities.
         Independent Auditor's Report.

         (b)  Exhibits:


               1 -- (a) Restated Articles of Incorporation of the Registrant.(7)
                 -- (b) Establishment and Designation of Series of The 59 Wall
                        Street U.S. Equity Fund and The 59 Wall Street Short/ Intermediate Fixed Fund.(7)
                 -- (c) Establishment and Designation of Series of The 59 Wall
                        Street Small Company Fund.(7)
                 -- (d) Establishment and Designation of Series of The 59 Wall
                        Street International Equity Fund.(7)
                 -- (e) Establishment and Designation of Series of The 59 Wall
                        Street Short Term Fund. (7)

                 -- (f) Redesignation of series of The 59 Wall Street Inflation-
                        Indexed Securities Fund (formerly, The 59 Wall Street Short/Intermediate Fixed Income Fund). (9)

                 -- (g) Redesignation of series of The 59 Wall Street Emerging
                        Markets Fund (formerly, The 59 Wall Street Short Term
                        Fund).(10)

                 -- (h) Establishment and Designation of Series of The 59 Wall
                        Street Mid-Cap Fund.(11)

               2 --     Amended and Restated By-Laws of the Registrant.(7)

               3 --     Not Applicable.

               4 --     Not Applicable.

               5 -- (a) Advisory Agreement with respect to The 59 Wall Street
                        U.S. Equity Fund.(7)

                    (b) Advisory Agreement with respect to The 59 Wall Street
                        Short/Intermediate Fixed Income Fund.(7)

               6 -- Form of Amended and Restated Distribution Agreement.(3)

               7 --  Not Applicable.

               8 -- (a) Form of Custody Agreement.(2)

                    (b) Form of Transfer Agency Agreement.(2)



               9 -- (a) Amended and Restated Administration Agreement.(6)
                        (1) Appendix A to Amended and Restated Administration
                            Agreement. (12)


                    (b) Subadministrative Services Agreement.(6)

                    (c) Form of License Agreement.(1)

                    (d) Amended and Restated Shareholder Servicing Agreement.(6)
                        (1) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement. (10)
                        (2) Appendix A to Amended and Restated Shareholder
                            Servicing Agreement. (11)

                    (e) Amended and Restated Eligible Institution Agreement.(6)
                        (1) Appendix A to Amended and Restated Eligible
                            Institution Agreement. (10)
                        (2) Appendix A to Amended and Restated Eligible
                            Institution Agreement. (11)

                    (f) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street U.S. Equity Fund.(6)


                    (g) Form of Expense Reimbursement Agreement with respect to
                        The 59 Wall Street Short/Intermediate Fixed
                        Fund.(6)

              10 --     Opinion of Counsel (including consent).(2)

              11 --     Independent auditors' consent.(12)


              12 --     Not Applicable.

              13 -- Copies of investment representation letters from initial shareholders.(2)

              14 --     Not Applicable.

              15 --     Not Applicable.



              16 --    Schedule for Computation of Performance Quotations.(12)


              17 --    Financial Data Schedule.(10)

              19 --    Powers of Attorney of Trustees and officers. (8)

---------------------
(1)Filed with the initial Registration Statement on July 16, 1990.

(2)Filed with Amendment No. 1 to this Registration Statement on October 9, 1990.

(3)Filed with Amendment No.2 to this Registration Statement on February 14,
   1991.

(4)Filed with Amendment No. 5 to this Registration Statement on June 15, 1992.

(5)Filed with Amendment No. 7 to this Registration Statement on March 1, 1993.

(6)Filed with Amendment No.9 to this Registration Statement on
   December 30, 1993.

(7)Filed with Amendment No. 24 to this Registration Statement on
   February 28, 1996.

(8)Filed with Amendment No. 26 to this Registration Statement on
   February 21, 1997.

(9)Filed with Amendment No. 28 to this Registration Statement on
   February 28, 1997.

(10)Filed with Amendment No. 29 to this Registration Statement on
    May 20, 1997.

(11)Filed with Amendment No. 30 to this Registration Statement on
    August 20, 1997.

(12)Filed herewith.


Item 25.  Persons Controlled by or Under Common Control with Registrant.

         See "Directors and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

Item 26.  Number of Holders of Securities.


    Title of Class                            Number of Record Holders
     Common Stock                               (as of September 30, 1997)


The 59 Wall Street Small Company Fund                    447
The 59 Wall Street European Equity Fund                1,343
The 59 Wall Street Pacific Basin Equity Fund           1,203
The 59 Wall Street Inflation-Indexed
Securities Fund                                           86
The 59 Wall Street U.S. Equity Fund                      495
The 59 Wall Street International Equity Fund              69
The 59 Wall Street Emerging Markets Fund                 108
The 59 Wall Street Mid-Cap Fund                            0

Item 27.          Indemnification

         Reference is made to Article VII of Registrant's By-Laws and to Section 5 of the Distribution Agreement between the Registrant and 59 Wall Street Distributors, Inc.

         Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

Item 29.          Principal Underwriters.

         1.       (a)      59 Wall Street Distributors, Inc. ("59 Wall Street
                           Distributors") and its affiliates, also serves as administrator and/or distributor to other registered investment companies.

                  (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, MA 02116. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Director of the Registrant.

                         Position and Offices with        Position and Offices
    Name                 59 Wall Street Distributors      with the Registrant
-------------            ---------------------------      --------------------

Philip W. Coolidge       Chief Executive                  President
                          Officer, President
                          and Director

John R. Elder            Assistant Treasurer              Treasurer


Linda T. Gibson          Assistant Secretary              Secretary


Molly S. Mugler          Assistant Secretary              Assistant Secretary

Christine A. Drapeau               --                     Assistant Secretary

Linwood C. Downs         Treasurer                               --


Robert Davidoff          Director                                --
CMNY Capital, L.P.
135 East 57th Street
New York, NY  10022

Donald Chadwick          Director                                --
Scarborough & Company
110 East 42nd Street
New York, NY  10017

Leeds Hackett           Director                                  --
National Credit
Management Corporation
10155 York Road
Cockeysville, MD  21030

Laurence E. Levine      Director                                  --
First International
  Capital Ltd.
130 Sunrise Avenue
Palm Beach, FL  33480


         (c)      Not Applicable.

Item 30.          Location of Accounts and Records.

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Fund, Inc.
         6 St. James Avenue
         Boston, MA 02116

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
            (investment adviser, eligible institution and shareholder servicing agent)

         59 Wall Street Distributors, Inc.
         6 St. James Avenue
         Boston, MA 02116
            (distributor)

         59 Wall Street Administrators, Inc.
         6 St. James Avenue
         Boston, MA 02116
         (subadministrator)

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA 02171
        (custodian and transfer agent)

Item 31.          Management Services.

         Other than as set forth under the caption "Management of the Corporation" in the Prospectus constituting Part A of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.



         (b) The Registrant undertakes to file a post-effective amendment, including financials, which need not be certified, within four to six months following the commencement of operations of each of its series. The financial statements included in such amendment will be as of and for the time period ended on a date reasonably close or as soon as practicable to the date of the amendment.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A ("Registration Statement") pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 3rd day of November, 1997.



                                                THE 59 WALL STREET FUND, INC.

                                                 By /s/ PHILIP W. COOLIDGE
                                                (Philip W. Coolidge, President)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

/s/ J.V. SHIELDS, JR.                         Director and Chairman of
 (J.V. Shields, Jr.)                          the Board



/s/ PHILIP W. COOLIDGE                        President (Principal
(Philip W. Coolidge)                          Executive Officer)



/s/ EUGENE P. BEARD                           Director
(Eugene P. Beard)


/s/ DAVID P. FELDMAN                          Director
(David P. Feldman)


/s/ ARTHUR D. MILTENBERGER                    Director
(Arthur D. Miltenberger)


/s/ ALAN D. LOWY                              Director
(Alan D. Lowy)

/S/ JOHN R. ELDER                             Treasurer
(John R. Elder)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the Paget, Bermuda on the 3rd day of November, 1997.


                              U.S. MID-CAP PORTFOLIO

                              By /s/SUSAN JAKUBOSKI
                             (Susan Jakuboski, Assistant Treasurer)


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

Signature                                     Title

PHILIP W. COOLIDGE*                      President of the Portfolio
(Philip W. Coolidge)


H.B. ALVORD*                            Trustee and Chairman of the Board
(H.B. Alvord)


RICHARD L. CARPENTER*                   Trustee
(Richard L. Carpenter)


CLIFFORD A. CLARK*                      Trustee
(Clifford A. Clark)


DAVID M. SEITZMAN*                      Trustee
(David M. Seitzman)


JOHN R. ELDER*                          Treasurer of the Portfolio
(John R. Elder)


*By: /s/SUSAN JAKUBOSKI
     Susan Jakuboski as Attorney-in-Fact pursuant to
     Powers of Attorney filed previously.

                               INDEX TO EXHIBITS


9(a)(1)   Appendix A to Amended and Restated Administration Agreement.

11        Consent of Deloitte & Touche, Grand Cayman.

16        Schedule for Computation of Performance Quotations.